                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                               Lakes Gaming, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               Lakes Gaming Logo

                               130 CHESHIRE LANE
                          MINNETONKA, MINNESOTA 55305

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 26, 1999

TO THE SHAREHOLDERS OF LAKES GAMING, INC.:

     Please take notice that the Annual Meeting of Shareholders of Lakes Gaming, Inc. will be held, pursuant to due call by the Board of Directors of the Company, at the Doubletree Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota 55416 at 3:00 p.m. on August 26, 1999, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1. To elect eight directors;

     2. To ratify the appointment of Arthur Andersen LLP, Certified Public Accountants, as independent auditors of the Company for 1999;

     3. To approve an amendment to the Company's 1998 Stock Option and Compensation Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares; and

     4. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on July 22, 1999, will be entitled to vote at the meeting or any adjournments thereof.

     A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          LAKES GAMING, INC.
                                          Timothy J. Cope Signature

                                          Timothy J. Cope,
                                          Executive Vice President, Chief
                                          Financial Officer
                                          and Secretary

July 27, 1999

                               LAKES GAMING, INC.
                               130 CHESHIRE LANE
                          MINNETONKA, MINNESOTA 55305

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 26, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lakes Gaming, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held August 26, 1999. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was July 29, 1999. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on July 22, 1999 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof. All shares which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions indicated on such proxies.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has outstanding one class of voting securities, common stock, $0.01 par value, of which 10,592,541 shares were issued and outstanding as of the close of business on the Record Date. Each share of common stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of the Company's shares of common stock by
(i) all persons known by the Company to be the owner (or deemed to be the owner pursuant to the rules and regulations of the SEC), of record or beneficially, of more than 5% of the outstanding common stock of the Company, (ii) each of the directors and nominees for election to the Board of Directors of the Company and
(iii) all directors and executive officers as a group without regard to whether such persons are also reporting persons for purposes of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in each case based upon beneficial ownership reporting of Lakes Common Stock as of such date.

     Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                           SHARES OF LAKES
                                                             COMMON STOCK          PERCENTAGE OF COMMON
                          NAME                            BENEFICIALLY OWNED        STOCK OUTSTANDING
                          ----                            ------------------       --------------------
Lyle Berman.............................................      1,382,211(1)                 12.7
  130 Cheshire Lane
  Minnetonka, MN 55305
Thomas J. Brosig........................................        237,060(2)                  2.2
Timothy J. Cope.........................................         34,500(3)                    *
Morris Goldfarb.........................................         27,830(4)                    *
Ronald J. Kramer........................................          8,000(5)                    *
David L. Rogers.........................................         24,514(6)                    *
Neil I. Sell, as sole trustee of four irrevocable trusts
  for the benefit of Lyle Berman's children.............        310,500(7)                  2.9
Neil I. Sell............................................         19,949(8)                    *
Joel N. Waller..........................................         18,808(9)                    *
All Lakes Directors and Executive Officers as a Group (9
  people including the foregoing).......................      1,787,897(10)                16.1
Highfields Associates, LLC
Highfields Capital Management, LP
Richard L. Grubman......................................        577,349(11)                 5.5
Jonathon S. Jacobson
  200 Clarendon Street -- 51st Floor
  Boston, MA 02117

-------------------------
 *  Less than one percent.

 (1) Includes 20,625 shares beneficially owned by Mr. Berman's spouse. Also includes 11,403 shares held by Berman Consulting Corporation, a corporation wholly owned by Mr. Berman and 61,500 shares owned by Mr. Berman through a Berman Consulting Corporation profit sharing plan. Also includes options to purchase 250,000 shares.

 (2) Includes 22,450 shares beneficially owned by Mr. Brosig's spouse. Also includes options to purchase 112,500 shares.

 (3) Includes options to purchase 34,500 shares.

 (4) Includes 500 shares held by Mr. Goldfarb's adult children who reside in his household. Also includes options to purchase 20,625 shares.

 (5) Includes 500 shares beneficially owned by a partnership in which the general partner is a corporation wholly owned by Mr. Kramer. Also includes options to purchase 7,500 shares.

 (6) Includes 8,250 shares beneficially owned by Mr. Rogers' spouse. Also includes options to purchase 15,750 shares.

 (7) Mr. Sell has disclaimed beneficial ownership of such shares.

 (8) Includes options to purchase 15,750 shares.

 (9) Includes 513 shares beneficially owned by Mr. Waller's spouse. Also includes options to purchase 15,750 shares.

(10) Includes shares held by corporations controlled by such officers and directors. Also includes options to purchase 507,400 shares.

(11) Based solely upon the most recent Schedule 13G on file with the Securities and Exchange Commission. Messrs. Richard L. Grubman and Jonathon S. Jacobson share both voting and dispositive power with respect to 577,349 shares directly owned by each of Highfields Capital I LP, Highfields Capital II LP and Highfields Capital, Ltd. Messrs. Grubman and Jacobson are each Managing Members of Highfields GP LLC, a Delaware limited liability company, which is the general partner of Highfields Capital Management LP, and in that capacity, directs its operations.

     The foregoing footnotes are provided for informational purposes only and each person disclaims beneficial ownership of shares owned by any member of his or her family or held in trust for any other person, including family members.

                       PROPOSAL FOR ELECTION OF DIRECTORS

     Eight directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

    NAME AND                 PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE            DIRECTOR
 AGE OF NOMINEE      FOR PAST FIVE YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES     SINCE
 --------------      ---------------------------------------------------------    --------
Lyle Berman         Chairman of the Board and Chief Executive Officer of Lakes      1998
  Age 57            since June 1998 and Chairman of the Board of Directors of
                    Grand Casinos, Inc. ("Grand") from October 1991 through
                    December of 1998. Mr. Berman is a director of Park Place
                    Entertainment Corporation ("Park Place"). Mr. Berman is also a director of G-III Apparel Group Ltd. ("G-III"), Innovative
                    Gaming Corporation of America ("IGCA"), New Horizon Kids
                    Quest, Inc. ("Kids Quest") and Wilsons The Leather Experts
                    Inc. ("Wilsons"). Mr. Berman is Chairman of the Board and
                    Chief Executive Officer of Rainforest Cafe, Inc.
                    ("Rainforest"). Mr. Berman was a member of the Board of
                    Directors of Stratosphere Corporation ("Stratosphere") from
                    July 1994 to July 1997, and served as the Chairman of the
                    Board of Directors of Stratosphere from July 1996 to July
                    1997. From July 1994 through October 1996, Mr. Berman was
                    Stratosphere's Chief Executive Officer. Stratosphere filed for reorganization under Chapter 11 of the Bankruptcy Code on January 27, 1997.

Thomas J. Brosig    President of Lakes and a director since June 1998.              1998
  Age 49            President, Chief Executive Officer and a director of Grand from September 1996 through December of 1998. Mr. Brosig was
                    Executive Vice President of Grand from August 1994 through
                    September 1996 and President of Grand from May 1993 through
                    August 1994. Mr. Brosig also served as Grand's Chief
                    Operating Officer from October 1991 to May 1993. Mr. Brosig is a director of Famous Dave's of America, Inc., G-III and
                    Wilsons. Mr. Brosig is currently the President, Mid-South
                    Region of Park Place.

Timothy J. Cope     Chief Financial Officer, Executive Vice President, Secretary    1998
  Age 48            and a director of Lakes since June 1998. Chief Financial
                    Officer of Grand from January 20, 1994 through December of
                    1998, Executive Vice President of Grand from April of 1997 through December of 1998 and a director of Grand from
                    February 1998 through December of 1998. Mr. Cope was Grand's
                    Vice President of Finance from August 1993 through January
                    1994.

Morris Goldfarb     Director of Lakes since June 1998 and a director of Grand       1998
  Age 48            from December 1992 through December of 1998. Mr. Goldfarb is a director, the President and Chief Executive Officer of
                    G-III. Mr. Goldfarb has served as either the President or
                    Vice President of G-III and its predecessors since their
                    formation in 1974. Mr. Goldfarb is a director of Wilsons.

Ronald J. Kramer    Director of Lakes since June 1998 and a director of Grand       1998
  Age 40            from March 1995 through December of 1998. Mr. Kramer has
                    been a Managing Director at Wasserstein Perella & Co., Inc., an investment banking firm, since July of 1999. Mr. Kramer previously was the Chairman of the Board and CEO of
                    Ladenburg Thalmann Group Inc. from February 1986 to July
                    1999, an investment banking firm that provided investment
                    banking services to Grand. Mr. Kramer is also a Director of
                    Griffon Corporation and New Valley Corporation.

David L. Rogers     Director of Lakes since June 1998 and a director of Grand       1998
  Age 56            from October 1991 through December of 1998. Mr. Rogers has been President of Wilsons since March 1992. Mr. Rogers is
                    also a director of Wilsons and Rainforest.

    NAME AND                 PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE            DIRECTOR
 AGE OF NOMINEE      FOR PAST FIVE YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES     SINCE
 --------------      ---------------------------------------------------------    --------
Neil I. Sell        Director of Lakes since June 1998 and a director of Grand       1998
  Age 58            from October 1991 through December of 1998. Until July 31,
                    1997, Mr. Sell was a director of Stratosphere. Since 1968,
                    Mr. Sell has been engaged in the practice of law in
                    Minneapolis, Minnesota with the firm of Maslon Edelman
                    Borman & Brand, LLP, which has rendered legal services to
                    Grand and Lakes.
Joel N. Waller      Director of Lakes since June 1998 and a director of Grand       1998
  Age 59            from October 1991 through December of 1998. Mr. Waller has been Chairman and Chief Executive Officer of Wilsons since
                    March 1992. Mr. Waller is also a director of Damark
                    International, Inc. and Rainforest.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of common stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the eight nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

     All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                             EXECUTIVE COMPENSATION

     Lakes is a publicly held casino management company that was formed through a distribution to shareholders of Grand effected in December of 1998. Prior thereto, Lakes was a wholly owned subsidiary of Grand. Lakes did not pay any compensation to its executive officers in fiscal 1998. Compensation for the Lakes executive officers will be determined by the Compensation Committee of the Lakes Board. None of Lakes' executive officers have an employment agreement with Lakes.

DIRECTOR COMPENSATION

     Each director of Lakes who is not otherwise employed by Lakes receives an annual fee of $7,500. Lakes also pays each director not otherwise employed by it a fee of $1,000 for each meeting of the Board of Directors and $1,000 for each committee meeting of the Board of Directors attended.

     In addition, the Lakes 1998 Director Stock Option Plan (the "Lakes Director Plan") provides that each director who was not an employee of Lakes or one of its subsidiaries (a "Non-Employee Director") and who was in office at the time of the distribution of all of the outstanding Lakes stock to the shareholders of Grand, and each subsequent Non-Employee Director at the time of his or her initial election to the Lakes Board receives a non-qualified stock option to purchase up to 12,500 shares of Lakes Common Stock at an option exercise price equal to 100% of the fair market value of the shares on such grant date. Each option under the 1998 Lakes Director Plan will have a ten-year term and will generally become exercisable in five equal installments commencing on the first anniversary of the grant date. In addition to the initial option grants, non-employee directors and former non-employee directors may be granted, at the discretion of the Board, additional options to purchase common stock of the Company. Such options shall contain such terms and provisions as the Board determines at the time of the grant.

EXECUTIVE OFFICERS OF LAKES

     Set forth below is certain required information with respect to the executive officers of Lakes.

             NAME                AGE                      POSITION(S) WITH LAKES
             ----                ---                      ----------------------
Lyle Berman....................  57    See "Proposal for Election of Directors" -- above.
Thomas J. Brosig...............  49    See "Proposal for Election of Directors" -- above.
Timothy J. Cope................  48    See "Proposal for Election of Directors" -- above.
Joseph Galvin..................  60    Chief Administrative Officer of Lakes Since June 1998 and
                                       Chief Administrative Officer of Grand from November 1996
                                       through December 1998, and prior thereto, Vice President of
                                       Security of Grand.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Lakes Compensation Committee is comprised of Messrs. David L. Rogers and Joel N. Waller. Messrs. Rogers and Waller are directors and executive officers of Wilsons. Lyle Berman and Tom Brosig, directors and executive officers of the Company, and Morris Goldfarb, a director of the Company, are directors of Wilsons. During fiscal 1998, Messrs. Brosig and Berman served on the Compensation Committee of the Board of Directors of Wilsons.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally will be made by the Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company and its subsidiaries.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation will be set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for executives of the Company is based primarily on corporate earnings and growth as measured by the Company's EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) results and goals and the Company's positioning for future results, but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions.

     As noted above, the Company did not pay its executives any compensation during fiscal 1998. Lyle Berman, the Company's Chief Executive Officer and Chairman of the Board will receive a base salary of $100,000 for fiscal 1999. Mr. Berman is also eligible for an incentive compensation award for fiscal 1999 which is based primarily on the Company's ability to meet EBITDA performance goals. In January of this year, Mr. Berman was granted an option to purchase 500,000 shares of the Company's common stock at an exercise price of $8.375, which was not less than the fair market value of the common stock on the grant date, as measured by the last sale price on the NASDAQ National Market System on such date. Mr. Berman's option vests in five equal annual installments.

     Awards of stock options under the 1998 Stock Option and Compensation Plan (the "1998 Plan") are designed to integrate compensation of the Company's executives with the long-term interests of the Company and its shareholders and assist in the retention of executives. The 1998 Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Company. During fiscal 1998, the Compensation Committee did not grant any options pursuant to the 1998 Plan.

     While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     The Compensation Committee does not anticipate that any of the compensation payable to executive officers of the Company in the coming year will exceed the limits and deductibilities set forth in section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"). The Compensation Committee has not established a policy regarding compensation in excess of these limits, but will continue to monitor this issue.

DAVID L. ROGERS
JOEL N. WALLER

STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholders' returns (based on appreciation of the market price of the Company's common stock) on an indexed basis with (i) the cumulative total return of a broad equity market index, assuming reinvestment of dividends, that includes companies whose equity securities are traded on the NASDAQ National Market or are of comparable market capitalizations and (ii) an appropriate published industry or line-of-business index, or peer group of companies in the casino management and development business (the "Peer Group Index").

     Lakes is a publicly held casino management company that was formed through a distribution to shareholders of Grand effected in December of 1998. Prior thereto, Lakes was a wholly owned subsidiary of Grand. As a result, shares of Lakes Common Stock did not trade on the NASDAQ National Market for the first time until January 4, 1999, while Lakes' fiscal year ended on January 3, 1999. Consequently, there is no readily determinable market price for Lakes common stock either during fiscal year 1998 or at the end of such period. Similarly, the applicable measurement period for any stock performance graph would not include any days during which Lakes shares traded on the NASDAQ National Market. Therefore, the presentation of a stock performance graph for Lakes for the fiscal year ended January 3, 1999 has been omitted.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

NEW HORIZON KIDS QUEST, INC.

     Kids Quest owns and operates Kids Quest(SM) child care entertainment centers in casinos managed by Lakes. Lakes beneficially owns approximately 27% of Kids Quest common stock. Lyle Berman, Chairman of the Board and a principal shareholder of Lakes, is a director of Kids Quest. The agreements under which Kids Quest operates child care centers typically provide for a minimum guaranteed management fee to be paid to Kids Quest by each managed property, which varies by location, as well as a child care rate subsidy from each managed property against Kids Quest's operating losses at those respective managed property locations.

     Pursuant to an indemnification agreement entered into as of December 1998 by and between Lakes and Mr. Berman, Lakes has agreed to indemnify Mr. Berman for any damages incurred by Mr. Berman arising out of his acts and omissions as a director of Kids Quest.

PARK PLACE ENTERTAINMENT CORPORATION

     Lyle Berman is a member of the Board of Directors of Park Place and he has entered into an employment agreement with Park Place as of January 1, 1999 (the "Park Place Employment Agreement") pursuant to which he will serve as a part-time employee of Park Place for an initial term of 4 years, unless earlier terminated by Park Place. As a part-time employee of Park Place, Mr. Berman will receive compensation in the first year of Two Hundred Thousand Dollars ($200,000.00) and compensation in each of years two, three and four respectively of an amount not less than Ten Thousand Dollars ($10,000.00). In connection with his execution of the Park Place Employment Agreement, Mr. Berman received stock options to purchase an aggregate of four hundred thousand (400,000) shares of Park Place common stock at a per share exercise price of Six Dollars and Sixty-Seven cents ($6.67), said options to vest at the rate of One Hundred Thousand (100,000) shares per year on the anniversary date of the Park Place Employment Agreement. The Park Place Employment Agreement also contains a noncompetition covenant under which Mr. Berman is prohibited, subject to certain exceptions, from participating in the ownership, management or control of any business which is engaged in a gaming enterprise which competes or would compete with Park Place. Additionally, Mr. Berman must present any gaming opportunities and projects to Park Place in the first instance. If Park Place determines not to pursue any venture or opportunity presented by Mr. Berman, only then may that opportunity be presented to and pursued by Lakes. The following exceptions are not subject to Mr. Berman's noncompetition agreement: (i) the management of Indian owned casinos and related amenities; (ii) the development of the Polo Plaza project in Las Vegas, NV; and (iii) Internet, cable television or other electronic media-based gaming enterprises. The terms of Mr. Berman's employment with Park Place may substantially limit the number and scope of opportunities which Lakes will be able consider and pursue.

     Thomas Brosig, the President and a Director of Lakes is also employed by Park Place as its President, Mid-South Region. Under the terms of his employment agreement with Park Place, Mr. Brosig is prohibited from devoting more than 15% of his time to the Company.

           PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the shareholders, the Board of Directors has appointed Arthur Andersen LLP as independent auditors of the Company for the 1999 fiscal year. Arthur Andersen LLP has performed this function for the Company or Grand Casinos, Inc., as its predecessor, since May 1995. Members of the firm will be available at the Annual Meeting of Shareholders to answer your questions and to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.

              PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON
                STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S
                    1998 STOCK OPTION AND COMPENSATION PLAN

     On November 24, 1998, the shareholders of the Company approved the Plan covering 1,500,000 shares of common stock. Subject to the approval of the shareholders, on May 18, 1999, the Board of Directors of Lakes amended the Plan to increase the number of shares of common stock reserved for issuance thereunder by an additional 1,000,000 shares. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached to this Proxy Statement as Exhibit A.

     GENERAL. The purpose of the Plan is to increase shareholder value and to advance the interests of Lakes by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of Lakes.

     The Plan provides that a committee (the "Committee") composed of at least two members of the board of directors of Lakes who have not received Incentives under the Plan or any other plan of Lakes for at least one year may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted only to employees of Lakes (including officers and directors of Lakes, but excluding directors of Lakes who are not also employees of or consultants to Lakes) selected from time to time by the Committee.

     The number of shares of Lakes Common Stock which may be issued under the Plan if this proposed amendment is approved may not exceed 2,500,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 23.6% of the outstanding shares of Lakes Common Stock on the Record Date. As of the Record Date, there were outstanding options to purchase 1,482,500 shares under the Plan. Accordingly, as of the Record Date, the remaining number of shares which may be issued under the Plan if this amendment is approved is approximately 9.6% of the outstanding common stock on the Record Date.

     STOCK OPTIONS. Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from Lakes. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related Stock Appreciation Right ("SAR"). The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by Lakes of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of exercise or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

     In the event that an optionee ceases to be an employee of Lakes for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

     STOCK APPRECIATION RIGHTS. A stock appreciation right or SAR is a right to receive, without payment to Lakes, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. An SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. An SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

     The Plan confers on the Committee discretion to determine the number of shares as to which an SAR will relate as well as the duration and exercisability of an SAR. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of an SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, an SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

     Upon exercise of an SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the exercise price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

     RESTRICTED STOCK. Restricted stock consists of the sale or transfer by Lakes to an eligible employee of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

     STOCK AWARDS. Stock awards consist of the transfer by Lakes to an eligible employee of shares of Common Stock, without payment, as additional compensation for services to Lakes. The number of shares transferred pursuant to any stock award will be determined by the Committee.

     PERFORMANCE SHARES. Performance shares consist of the grant by Lakes to an eligible employee of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

     CASH AWARDS. A cash award consists of a monetary payment made by Lakes to an eligible employee as additional compensation for his services to Lakes. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

     NON-TRANSFERABILITY OF MOST INCENTIVES. No stock option, SAR, performance share or restricted stock granted under the Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

     AMENDMENT OF THE PLAN. The Lakes Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Lakes Common Stock which may be issued to all employees under the Lakes Option Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

     FEDERAL INCOME TAX CONSEQUENCES. The following discussion sets forth certain United States income tax considerations in connection with any Incentives granted under the Lakes Option Plan. These tax considerations are stated in general terms and are based on the Code and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the receipt, exercise or ownership of such Incentives. Moreover, the tax considerations relevant to receipt, exercise or ownership of such Incentives Common Stock may vary depending on a holder's particular status.

     Under existing Federal income tax provisions, an employee who receives a stock option or performance shares or an SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will Lakes normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and Lakes will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by Lakes.

     When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and Lakes will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) Lakes will not be entitled to a federal income tax deduction in connection with the exercise of the option. Lakes understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     Lakes further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, Lakes will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a non-qualified option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     When a stock appreciation right granted pursuant to the Plan is exercised, the employee will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and Lakes will be entitled to a deduction in the same year and in the same amount.

     An employee who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. Lakes will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

     The foregoing does not purport to be a complete description of the Federal income tax aspects or consequences of the Incentives. The above discussion is very general in nature and may omit certain information that may affect the tax computations of certain persons receiving such Incentives. Such persons should, therefore, consult their tax advisors with respect to any questions they may have regarding the above described matters, as well as any state and local tax consequences.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of common stock of the Company present and entitled to vote on the proposed amendment or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for adoption of the proposed amendment. A shareholder who abstains with respect to the adoption of the proposed amendment is considered to be present and entitled to vote on the amendment at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the amendment, shall not be considered present and entitled to vote on the amendment.

     All shares represented by proxies will be voted FOR the adoption of the amendment unless a contrary choice is specified.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE AMENDMENT.

                                 OTHER MATTERS

     Neil I. Sell is a partner in the law firm of Maslon Edelman Borman & Brand, LLP, which renders legal services to Lakes from time to time.

                           PROPOSALS OF SHAREHOLDERS

     Shareholder proposals sought to be included in the Proxy Statement for the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices a reasonable time before the Company begins to print and mail its proxies. Lakes intends to hold the 2000 Annual Meeting of Shareholders on or about May 15, 2000. As such, all proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders of the Company should be received by the Company at its executive offices on or before November 28, 1999.

     Pursuant to Rule 14a-4(c)(1), as promulgated under the Securities Exchange Act of 1934, as amended, if a proponent of a proposal fails to notify the Company a reasonable number of days in advance of the time the Company begins to print and mail its proxies, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2000 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by February 11, 1999, the management proxies will be allowed to use their discretionary authority with respect to such proposal as outlined above.

BOARD OF DIRECTORS AND COMMITTEES

     Lakes is a publicly held casino management company that was formed through a distribution to shareholders of Grand effected in December of 1998. Prior thereto, Lakes was a wholly owned subsidiary of Grand. As a result, the Board of Directors held no meetings during the fiscal year ended January 3, 1999. The Board acted by written action four times during the fiscal year ended January 3, 1999. The Company has an audit committee and a compensation and stock option committee, but does not have a nominating committee of the Board of Directors.

     The Company's audit committee, which consisted of Messrs. David L. Rogers, Neil I. Sell and Joel N. Waller, held no meetings during the fiscal year ended January 3, 1999. The audit committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of the Company's system of internal accounting controls.

     The Company's Compensation Committee, which consisted of Messrs. David L. Rogers and Joel N. Waller, held no meetings during the fiscal year ended January 3, 1999. The Compensation Committee reviews the Company's remuneration policies and practices, makes recommendations to the Board in connection with all compensation matters affecting the Company and administers the 1998 Stock Option and Compensation Plan.

     As there were no Board of Directors or committee meetings in fiscal 1998, no director attended fewer than 75% of the aggregate number of meetings of the Board and the committees of the Board on which he served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ National Market. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5(s) were required, the Company believes that during the fiscal year ended January 3, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied.

SOLICITATION

     The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LAKES GAMING, INC.




                                          TIMOTHY COPE
                                          Timothy J. Cope
                                          Executive Vice President, Chief
                                          Financial Officer
                                          and Secretary

                                                                       EXHIBIT A

                               LAKES GAMING, INC.

                             1998 STOCK OPTION AND
                               COMPENSATION PLAN

     1. Purpose. The purpose of this Lakes Gaming, Inc. (the "Company") 1998 Stock Option and Compensation Plan (the "Plan") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentive may consist of opportunities to purchase or receive shares of Common Stock, $.01 par value, of the Company ("Common Stock"), monetary payments, or both, on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company (the "Board"). Subject to any provisions of state law which may require that the Committee consist of a larger number of members, if the Company stock is privately held, the Committee shall consist of one or more directors of the Company as shall be appointed from time to time by the Chairman of the Board. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors who shall be appointed from time to time by the Board, each of which such appointees shall be a "non-employee director" within the meaning to Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"), and the Board may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. If more than one person is on the Committee, the following shall apply: (a) the Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable; (b) a majority of the Committee's members shall constitute a quorum;
(c) all action of the Committee shall be taken by the majority of its members; and (d) any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if they had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     5. Shares Subject to the Plan.

          5.1 Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,500,000 shares of Common Stock.

          5.2 Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. Subject to the approval of shareholders, the Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of stock option at a lower price than the option to be canceled.

          5.3 Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option is granted by the Committee under this Plan shall be subject to the following terms and conditions.

          6.1 Price. The Option price per share shall be determined by the Committee, provided that such price shall not be below the Fair Market Value of the Common Stock subject to the adjustment under Section 11.6.

          6.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in
     Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

          6.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive

     Stock Options, as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"):

             a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

             b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders.

             d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             e) The option price of Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent of subsidiary corporation.

     7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          7.2 Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

          7.3 Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

             a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under
        Section 11.6); by

             b) the Fair Market Value of a share of Common Stock on the exercise date.

          In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such share, or otherwise);

             b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

             c) such other conditions or restrictions as the Committee may deem advisable.

          8.4 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

             The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1998 Stock Option and Compensation Plan of Lakes Gaming, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file at the office of the secretary of the Company.

          8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6 Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1 Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2 Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

          9.3 No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          9.4 Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     11. General.

          11.1 Effective Date. The Plan will become effective upon its adoption by the Board.

          11.2 Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

          11.3 Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code of Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant.

          11.4 Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          11.5 Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary of desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          11.6 Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          11.7 Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          11.8 Withholding.

             a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

          11.9 No Continued Employment, Engagement or Right to Corporate
     Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries, or any other person, any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          11.10 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          11.11 Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          11.12 Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock awards shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the Board and a majority of the Continuing Directors (as defined below).

             a) any person or group of persons becomes the beneficial owner of thirty percent (30%) or more of any equity security of the Company entitled to vote for the election of directors;

             b) a majority of the members of the Board is replaced within the period of less than two (2) years by directors not nominated and approved by the Board; or

             c) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

          For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than thirty percent (30%) of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own thirty percent (30%) or more of any equity security of the Company.

          For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1),
     (2) or (3) occurred or any person publicly announced an intention to acquire twenty percent (20%) or more of any equity security of the Company,
     (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

          11.13 Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to that last sale price of a share of Common Stock on the principal United State Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ. If the Common Stock is not listed on an Exchange or on NASDAQ, "Fair Market Value" shall be determined by the Board of Directors of the Company, which such valuation determination shall be conclusive.

[LAKES GAMING, INC. LOGO]

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT:

Doubletree Park Place Hotel
1500 Park Place Boulevard
Minneapolis, Minnesota, 55416

AUGUST 26, 1999
3:00 P.M.







                            \/ Please detach here \/
--------------------------------------------------------------------------------
     LAKES GAMING, INC.
     130 CHESHIRE LANE
     MINNETONKA, MN 55305                                           PROXY

     --------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON AUGUST 26, 1999.

The shares of stock you hold in your account or in a dividend reinvestment account will voted as you specify.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, AND 3.

By signing the proxy, you revoke all prior proxies and appoint Lyle Berman, Thomas J. Brosig and Timothy J. Cope, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and any adjournment thereof.


                      See reverse for voting instructions.

                               Please detach here
------------------------------------------------------------------------------------------------------------------------------------

 The Board of Directors of the Company Recommends A Vote For All Nominees, For
Ratification of the Appointment of Independent Auditors and For the Amendment to
                  the 1998 Stock Option and Compensation Plan.

1. ELECTION OF DIRECTORS  01 Lyle Berman      04 Thomes J. Brosig  07 Morris Goldfarb
                          02 Ronald Kramer    05 David L. Rogers    08 Neil I. Sell
                          03 Timothy J. Cope  06 Joel N. Waller

  [ ] FOR all nominees (except as  [ ] WITHHOLD AUTHORITY to vote
      marked to the contrary)          for all nominees listed at left

(Instruction: To withhold authority to vote for any indicated nominee, write the    ------------------------------------------------
number(s) of the nominee(s) in the box provided to the right.)
                                                                                    ------------------------------------------------

2. Proposal to ratify the appointment of Arthur Andersen LLP, Certified Public
   Accountants, as independent auditors of the Company for the 1999 fiscal year.    [ ] For            [ ] Against       [ ] Abstain

3. Proposal to amend the Company's 1998 Stock Option and Compensation Plan to
   increase the number of shares of common stock reserved issuance thereunder by
   1,000,000 shares.                                                                [ ] For            [ ] Against       [ ] Abstain

4. Upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
FOR EACH PROPOSAL.
                                                                                     Date
                                                                                          ------------------------------------------

Address Change? Mark Box [ ]
Indicate changes below:

                                                                                     -----------------------------------------------


                                                                                     -----------------------------------------------
                                                                                     Signature(s) in Box
                                                                                     Please sign exactly as your name(s) appear on
                                                                                     Proxy.  If held in joint tenancy, all persons
                                                                                     must sign.  Trustees, administrators, etc,
                                                                                     should include title and authority.
                                                                                     Corporations should provide full name of
                                                                                     corporation and title of authorized officer
                                                                                     signing the proxy.
